UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2025

PHARMACYTE BIOTECH, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-40699	62-1772151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3960 Howard Hughes Parkway, Suite 500 Las Vegas, Nevada	89169
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (917) 595-2850

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, Par Value $0.0001 Per Share	PMCB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 2, 2025, PharmaCyte Biotech, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with TNF Pharmaceuticals, Inc. (“TNF”), pursuant to which it agreed to purchase from TNF in a private placement (i) shares of TNF’s newly designated Series H convertible preferred stock (the “TNF Preferred Shares”), convertible into 600,000 shares of TNF’s common stock, par value $0.001 per share (the “TNF Common Shares”), and (ii) warrants to purchase up to 600,000 TNF Common Shares (the “TNF Warrants”) that expire five years from the date that TNF’s stockholders approve the issuance of more than 19.99% of TNF’s outstanding shares of TNF Common Stock in accordance with Nasdaq listing standards (the “Stockholder Approval”), for an aggregate purchase price of $3,000,000 (the purchase of the TNF Preferred Shares and the TNF Warrants, the “Transaction”). The closing of the Transaction occurred on September 4, 2025, subject to the satisfaction of customary closing conditions (the “Closing”).

The Purchase Agreement contains certain representations and warranties, covenants and indemnities customary for similar transactions. Pursuant to the Purchase Agreement, the Company has the right to participate in future sales of TNF’s equity and equity-linked securities until the later of (x) the date the TNF Preferred Shares are no longer outstanding and (y) the Maturity Date of the TNF Preferred Shares (as defined in the Certificate of Designations (as defined below)).

The TNF Preferred Shares

The terms of the TNF Preferred Shares are as set forth in the Certificate of Designations of Series H Convertible Preferred Stock (the “Certificate of Designations”), which TNF filed with the Secretary of State for the State of Delaware on September 4, 2025. Following the receipt of Stockholder Approval, the TNF Preferred Shares will be convertible into TNF Common Shares (the “TNF Conversion Shares”) at the election of the Company at any time at an initial conversion price of $5.00 (the “Conversion Price”). The Conversion Price is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like, and subject to price-based adjustment in the event of any issuances of TNF Common Shares, or securities convertible, exercisable or exchangeable for TNF Common Shares, at a price below the then-applicable Conversion Price (subject to certain exceptions).

Pursuant to the Certificate of Designations, the Company will be entitled to dividends of 7.0% per annum, compounded monthly, which will be payable in cash. Upon the occurrence and during the continuance of a Triggering Event (as defined in the Certificate of Designations), the TNF Preferred Shares will accrue dividends at the rate of 15% per annum. Upon conversion, the Company is also entitled to receive a dividend make-whole payment. The Company will be entitled to vote with holders of the TNF Common Shares on as as-converted basis, with the number of votes to which the Company is initially entitled to be calculated assuming a conversion price of $5.00 per share (and in no event less than $4.83 per share). TNF’s ability to settle conversions and make dividend make-whole payments by issuing TNF Common Shares is subject to certain limitations set forth in the Certificate of Designations.

The Certificate of Designations includes certain Triggering Events (as defined in the Certificate of Designations), including, among other things, the failure by TNF to file and maintain an effective registration statement covering the sale of the securities registrable pursuant to the Registration Rights Agreement (as defined below) and the failure by TNF to pay any amounts to the Company when due. In connection with a Triggering Event, the Company will be able to require TNF to redeem in cash any or all of its TNF Preferred Shares at a premium set forth in the Certificate of Designations.

TNF will be subject to certain affirmative and negative covenants regarding the incurrence of indebtedness, restricted payments and investment transactions, redemptions and cash dividends, the transfer of assets, and cash minimum, among other matters.

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The TNF Warrants

The TNF Warrants are exercisable for TNF Common Shares (the “TNF Warrant Shares”) upon receipt of Stockholder Approval at an exercise price of $5.00 per share (the “Exercise Price”) and expire five years from the date of Stockholder Approval. The Exercise Price is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like, and subject to price-based adjustment, on a “full ratchet” basis, in the event of any issuances of TNF Common Stock, or securities convertible, exercisable or exchangeable for TNF Common Stock, at a price below the then-applicable Exercise Price (subject to certain exceptions).

Registration Rights

The TNF Preferred Shares, the TNF Conversion Shares, the TNF Warrants and the TNF Warrant Shares have not been registered under the Securities Act of 1933, as amended. The Company and TNF entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which TNF will be required to file a resale registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to register for resale 200% of the TNF Conversion Shares and the TNF Warrant Shares within 15 calendar days after Closing, and to have such Registration Statement declared effective by the Effectiveness Date (as defined in the Registration Rights Agreement).

The foregoing descriptions of the Purchase Agreement, the Certificate of Designations, the TNF Warrants and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement, the Certificate of Designations, the TNF Warrants and the Registration Rights Agreement, forms of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 7.01. Regulation FD Disclosure.

On September 2, 2025, the Company issued a press release announcing the Transaction. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(a) The Company will file with the SEC any financial statements required to be filed pursuant to Item 9.01(a) of Form 8-K within 71 days after the date on which this Current Report on Form 8-K was required to be filed with the SEC.

(b) The Company will file with the SEC any pro forma financial information required to be filed pursuant to Item 9.01(b) of Form 8-K within 71 days after the date on which this Current Report on Form 8-K was required to be filed with the SEC.

(d) Exhibits

Exhibit	Description
10.1*	Form of Securities Purchase Agreement, dated September 2, 2025 by and among PharmaCyte Biotech, Inc. and TNF Pharmaceuticals, Inc.
10.2	Form of Certificate of Designations of Series H Convertible Preferred Stock of TNF Pharmaceuticals, Inc.
10.3	Form of Warrant of TNF Pharmaceuticals, Inc.
10.4	Form of Registration Rights Agreement, dated September 2, 2025 by and among PharmaCyte Biotech, Inc. and TNF Pharmaceuticals, Inc.
99.1	Press Release, dated September 2, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules and exhibits have been omitted pursuant to Item 601(b)(10) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2025	PHARMACYTE BIOTECH, INC.

	By:	/s/ Carlos Trujillo
	Name:	Carlos Trujillo
	Title:	Chief Financial Officer

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